Exhibit 10.12

                            STOCK PURCHASE AGREEMENT


          This Stock Purchase Agreement (the "Agreement") is made as of July __, 1994, by and between Softnet Systems, Inc., a New York corporation (the "Corporation"), and U.S. 6-10 Small Company Series (the "Purchaser").

          The Corporation and the Purchase hereby agree as follows:


                                    SECTION 1

                  Authorization, Purchase and Sale of the Stock

          1.1 Authorization of the Stock. The Corporation has authorized the issuance and sale of 2,400 shares of its common stock (the "Stock") to Purchaser as herein provided. The issuance of the Stock is subject to approval of a listing application by the American Stock Exchange.

          1.2 Sale and Purchase of the Stock. At the Closing, subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Purchaser will purchase the Stock from the Corporation at a purchase price of $5.00 per share, $12,000 in total.


                                    SECTION 2

                          Closing, Payment and Delivery

          2.1 Closing Date and Place of Closing. The closing shall be held at 9:00 a.m. on July __, 1994 or such other date as the Corporation and the Purchase may agree to (the "Closing Date") and shall be held at the offices of Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Santa Monica, CA 90491.

          2.2 Payment and Delivery. At the Closing, the Purchaser will pay to the Corporation by check or wire funds transfer the entire purchase price and the Corporation will deliver to the Purchaser a certificate or certificates, registered in such name or names as Purchaser may reasonably designate, representing all of the Stock.

          2.3 Covenant of Best Efforts and Good Faith. The Corporation and the Purchaser agree to use their respective best efforts and to act in good faith to cause to occur all conditions to Closing which are in their respective control.


                                    SECTION 3

                Representations and Warranties of the Corporation

          The Corporation hereby represents and warrants to the Purchaser that:

          3.1 Corporate Power, Qualification and Standing. The Corporation and its subsidiaries are validly existing and in good standing under the laws of their respective jurisdictions of incorporation and each of them is qualified to transact business in each jurisdiction in which its ownership of property or conduct of activities requires such qualification. The Corporation has all requisite corporate power and authority to enter into this Agreement, to sell the Stock and to carry out and perform its other obligations under this Agreement.

          3.2 S.E.C. Reports; Financial Statements. The common stock of the Corporation is registered under Section 12(b) or (g) of the Securities Exchange Act of 1934 and the Corporation is in full compliance with its reporting and filing obligations under said Act. The Corporation has delivered to Purchaser its Annual Reports to shareholders and its reports on Form 10K for its last three fiscal years, and all its quarterly reports to shareholders, quarterly reports on Form 10Q, and each other report, registration statement, definitive proxy statement or other document filed with the S.E.C. since the beginning of said three fiscal years (collectively, the "SEC Reports"). The SEC Reports do not (as of their respective dates) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The audited and unaudited financial statements of the Corporation included in the SEC Reports (the "Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as stated in such Financial Statements or the notes thereto) and fairly present the financial position of the Corporation and its consolidated subsidiaries as of the date thereof and the results of their operations and changes in financial position for the periods then ended. Except as publicly disclosed by the Corporation in the SEC Reports or otherwise, since the end of the most recent of said fiscal years there has been no material adverse change in the business, financial condition, or results of operations of the Corporation and its subsidiaries taken together, and there is no existing condition, event or series of events which can reasonably be expected to adversely affect the business, financial condition or results of operations of the Corporation and its subsidiaries taken together, or its ability to perform its obligations under this Agreement.

          3.3 Authorization; No Conflict. Execution and delivery of this Agreement and issuance and sale of the Stock have been duly authorized by all necessary corporate action of the Corporation. Performance by the Corporation of its obligations under this Agreement will not conflict with or violate (i) the charter documents or bylaws of the Corporation, (ii) any indenture, loan agreement, lease, mortgage or other agreement binding on the Corporation, (iii) any order of a court or administrative agency binding on the Corporation, or
(iv) any applicable law or governmental regulation; and such performance does not and will not require the permission or approval of any governmental agency, and will not result in the imposition or creation of any lien or charge against any assets of the Corporation. Except as disclosed in the Financial Statements,
(i) the Corporation has no obligation to redeem or repurchase any of its equity securities, (ii) no shareholder or other person has pre-emptive or other rights to acquire equity securities of the Corporation, and (iii) the Corporation has no obligation to register any of its securities otherwise than pursuant to
Section 7 of this Agreement.

          3.4 Material Agreements; No Defaults. All material indentures, loan agreements, leases, mortgages and other agreements binding on the Corporation or its subsidiaries are identified in the list of exhibits contained in the Corporation's most recent 10K report ("Other Agreements"). No material default on the part of the Corporation or any of its subsidiaries (including any event which, with notice or the passage of time, would constitute a default) exists under any of the Other Agreements.

          3.5 Material Liabilities. Except for liabilities disclosed in the Financial Statements or the SEC Reports, and obligations under the Other Agreements, the Corporation and its subsidiaries have no material liabilities or obligations, absolute or contingent, other than liabilities arising in the ordinary course of business subsequent to the date of the most recent of the Financial Statements.

          3.6 Properties. The Corporation and its subsidiaries (i) have good title to the properties and assets reflected in the Financial Statements as owned by them, (ii) have valid leasehold interests in the properties leased by them, and (iii) own or have the right to use under valid licenses agreements all trademarks, trade names, copyrights, patents and other intellectual property rights regularly utilized by them; subject in each case to no liens, security interests or adverse claims except as disclosed in the Financial Statements.

          3.7 Litigation. There are no material legal actions, arbitrations, or administrative proceedings pending against the Corporation or its subsidiaries, except for the matters disclosed in the SEC Reports.

          3.8 Tax Matters. The Corporation and its subsidiaries have filed on a timely basis all tax returns required to be filed by them and have paid their taxes prior to delinquency, and have made adequate accruals for tax liabilities on the Financial Statements in accordance with generally accepted accounting principles.

          3.9 ERISA Compliance. Neither the Corporation nor any of its subsidiaries has incurred any material funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or any material liability to the Pension Benefit Guarantee Corporation or any successor thereto in connection with any employee benefit plan established or maintained by the Corporation or any of its subsidiaries. The Corporation and its subsidiaries are in compliance in all material respects with all applicable provisions of ERISA, and have no obligations with respect to any multi-employer plan. No "reportable event" as such term is defined in ERISA, which may result in any material liability, has occurred with respect to any employee benefit or other plan maintained for employees of the Corporation or any subsidiary.

          3.10 Environmental Matters. Except as disclosed in the SEC Reports, neither the Corporation nor any of its subsidiaries (i) has been notified by any governmental authority that it is, or may be, a Responsible Party with respect to cleanup or remediation of any environmental condition or hazardous waste site, (ii) has violated any law, regulation, order or requirement of governmental authority with respect to Hazardous Substances, or (iii) the incurred any material liability for violation or noncompliance with applicable Environmental Regulations. The term "Environmental Regulations" means any law, regulation, order or requirement relating to protection of the environment, including without limitation, the Clean Air Act, the Clean Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act and the Toxic Substances Control Act. The term "Hazardous Substance" means any substance defined or listed as such in any Environmental Regulation.

          3.11 Other Matters. The Corporation is not now and will not be after giving effect to the receipt of the proceeds from the sale of the Stock an "Investment Company" within the meaning of the Investment Company Act of 1940, nor will it be controlled by or acting on behalf of any person which is such an investment company. The Corporation does not own any "margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System and is not selling the Stock "for the purpose of purchasing or carrying any margin stock" within the meaning of said Regulation G. The Corporation has not offered the Stock to any person other than the Purchaser.


                                    SECTION 4

                 Representations and Warranties of the Purchaser

          The Purchaser represents and warrants to the Corporation that:

          4.1 Corporate Power and Authority. It is validly existing and in good standing with all requisite power and authority to enter into this Agreement and carry out its obligations hereunder and has taken all actions necessary to authorize it to enter into this Agreement and carry out such obligations.

          4.2 Investment. It is acquiring the Stock for investment and not with the view to, or for resale in connection with, any distribution thereof.
It understands that the Stock has not been registered under the Securities Act of 1933 nor qualified under any State blue sky law by reason of specified exemptions therefrom which depend upon, among other things, the bona fide nature of its investment intent as expressed herein.

          4.3 Rule 144. It acknowledges that the Stock must be held indefinitely unless it is subsequently registered under the Securities Act of 1933 or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

          4.4 Accredited Investor. The Purchaser is an "accredited investor" within the definition of Rule 215 of the regulations promulgated under the Securities Act of 1933.


                                    SECTION 5

                   Conditions to Obligations of the Purchaser

          The obligations of the Purchaser to purchase the Stock is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

               (a) Representations and Warranties. The representations and warranties of the Corporation shall be true and correct in all material respects on the Closing Date.

               (b) Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation on or prior to the Closing Date shall have been performed or complied with in all material respects.

               (c) Opinion of Corporation's Counsel. The Purchaser shall have received from counsel to the Corporation an opinion confirming the representations set forth in Section 3.3 hereof.

               (d) Legal Issuance. At the time of the Closing, the issuance and purchase of the Stock shall be legally permitted by all laws and regulations to which the Purchaser and the Corporation are subject.

               (e) Compliance Certificate. The Corporation shall have delivered to the Purchaser a certificate of its President and chief financial officer, dated the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a) and (b) above.

               (f) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in form and substance to the Purchaser and its counsel.

               (g) Satisfaction of Obligations to Broker. The Corporation shall have furnished the Purchaser with assurances satisfactory to the Purchaser that the Corporation has satisfied its obligations to any broker acting for it in connection with the sale of the Stock.


                                    SECTION 6

                  Conditions to Obligations of the Corporation

          The Corporation's obligation to sell the Stock is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

               (a) Representations. The representations made by the Purchaser shall be true and correct in all material respects on the Closing Date.

               (b) Legal Issuance. At the time of the Closing, the issuance and purchase of the Stock shall be legally permitted by all laws and regulations to which the Purchaser and the Corporation are subject.


                                    SECTION 7

                              Covenant to Register

          (a) For purposes of this Section 7, the following definitions shall apply:

               (i) The term "register," "registered", and "registration" refer to a registration under the Securities Act of 1933, as amended (the "Act") effected by preparing and filing a registration statement or similar document in compliance with the Act or an amendment thereto, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

               (ii) The term "Registrable Securities" means any issued and outstanding common stock of the Corporation and any common stock of the Corporation issued as, or issuable upon the conversion or exercise of any warrant, right or other security that is issued as, a dividend or other distribution with respect to, or in exchange for or in replacement of, common stock.

          (b) (i) At any time after one hundred and twenty (120) days after the date of this Purchase Agreement and from time to time thereafter, Purchaser shall have the right to request in writing that the Corporation register all or any part of the Registrable Securities held by Purchaser (a "Demand Registration").

               (ii) The Corporation shall not be obligated to effect Demand Registration (i) if all of the Registrable Securities held by Purchaser which are intended to be covered by the Demand Registration are, at the time of the request of a Demand Registration, included in an effective registration statement and the Corporation is in compliance with its obligations under Subsection (d)(ii) through (v) hereof with respect to such registration statement, or (ii) within 120 days after the effective date of any other registration as to which Purchaser was given piggy-back-rights pursuant to subsection (c) hereof and in which Purchaser was able to register and sell at least eighty percent (80%) of the Registrable Securities requested by Purchaser to be included in such registration.

          (c) If the Corporation proposes to register (including for this purpose a registration effected by the Corporation for shareholders other than the Purchaser) any of its stock or other securities under the Act in connection with a public offering of such securities (other than a registration on Form S-4, Form S-8 or other limited purpose form) and the Registrable Securities have not heretofore been included in a registration statement under Subsection (b), which remains effective, the Corporation shall, at such time, promptly give the Purchaser written notice of such registration. Upon the written request of the Purchaser given within twenty (20) days after receipt of such notice by the Purchaser, the Corporation shall cause to be registered under the 1933 Act all of the Registrable Securities that the Purchaser has requested to be registered. However, the Corporation shall have no obligation under this Subsection (c) to the extent that, with respect to a public offering registration, any underwriter of such public offering reasonably requests that the Registrable Securities or a portion thereof be excluded therefrom.

          (d) Whenever required under this Section 7 to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

               (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration to become effective and, upon the request of the Purchaser, keep such registration statement effective for so long as Purchaser desires to dispose of the securities covered by such registration statement.

               (ii) Prepare and file with the SEC such amendments and supplements to such registration statements and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

               (iii) Furnish to the Purchaser such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of Registrable Securities owned by Purchaser.

               (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Purchaser, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service and process in any such states or jurisdictions.

               (v) Notify Purchaser of the happening of any event as a result of which the prospectus included in such registration statement, as then in affect, includes an untrue statement of material fact or admits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

               (vi) Furnish, at the request of Purchaser, an opinion of counsel of the Corporation, dated the effective date of the registration statement, as to the due authorization and issuance of the securities and compliance with securities laws by the Corporation.

          (e) The Purchaser will furnish to the Corporation in connection with any registration under this Section 4 such information regarding itself, the Registrable Securities and other securities of the Corporation held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities held by Purchaser.

          (f) (i) The Corporation shall indemnify, defend and hold harmless, each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Subsections (b) or (c), its directors and officers, from and against, and shall reimburse such holder, its directors and officers with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which any of them, may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein of any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Corporation shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement of omission or alleged omission so made in conformity with information furnished by such holder, in writing specifically for use in the preparation thereof.

               (ii) Each holder of Registrable Securities included in a registration pursuant to the provisions of Subsection (b) or (c) shall indemnify, defend, and hold harmless the Corporation, its directors and officers, and shall reimburse the Corporation, its directors and officers with respect to, any and all Liabilities to which any of them may become subject under the Securities Act or otherwise, arising from or relating to
     (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.

               (iii) Promptly after receipt by an indemnified party pursuant to the provisions of Subsection (f)(i) or (f)(ii) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party shall, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of Subsection (f)(i) or (f)(ii), promptly notify the indemnifying party of the commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from its indemnification obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure. If such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses different from or in addition to those available to the indemnifying party, or if there is conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party pursuant to Subsection (f)(i) or (f)(ii) for any expense of counsel subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (A) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, or (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action.

          (g) (i) With respect to the inclusion of Registrable Securities in a registration statement pursuant to subsections (b) or (c), all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Corporation; provided, however, that any securityholders participating in such registration shall bear their pro rata share of the underwriting discounts and commissions, if any.

               (ii) The fees, costs and expenses of registration to be borne by the Corporation as provided in this Subsection (g) shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Corporation, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified. Fees and disbursements of counsel and accountants for the selling securityholders shall, however, be borne by the respective selling securityholder.

          (h) The rights to cause the Corporation to register all or any portion of Registrable Securities pursuant to this Section 7 may be assigned by Purchaser to a transferee or assignee of 10% or more of the Stock. Within a reasonable time after such transfer the Purchaser shall notify the Corporation of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. Such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

          (i) From and after the date of this Purchase Agreement, the Corporation shall not allow the holders of any securities of the Corporation to include any of their securities in any registration statement filed by the Corporation pursuant to Subsection (b) unless the inclusion of such securities will not reduce the amount of the Registrable Securities of the Purchased included therein.


                                    SECTION 8

                    Affirmative Covenants of the Corporation

          The Corporation hereby covenants that, during such time as the Purchaser (of one of its affiliates) owns any Stock:

          8.1  Reports and Financial Statements.

               (a) The Corporation will cause its common stock to continue to be registered under Sections 12(b) or 12(g) or the Securities Exchange Act of 1934, will comply in all respects with its reporting and filing obligations under said Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act. The Corporation will take all action necessary to continue the listing or trading of its common stock on any national securities exchange or the Automated Quotation System of the National Association of Securities Dealers on which such common stock is listed or traded, and will comply in all respects with its reporting, filing and other obligations under the bylaws or rules of said exchange or Association.

               (b) The Corporation will furnish to the Purchaser, concurrently with the distribution or filing thereof, each annual and quarterly report to its shareholders, its reports on Form 10K and 10Q, and each other report, registration statement, definitive proxy statement or other document filed with the S.E.C., and any reports, listing applications or other documents filed with any national securities exchange or the National Association of Securities Dealers, and each press release or other public announcement issued by the Corporation.

          8.2 Rights of Inspection. The Corporation will permit representatives of the Purchaser to visit and inspect any of the properties of the Corporation, including its books of account, and to discuss its affairs, finances and accounts with the Corporation's officers and its independent public accountants, all at such reasonable times and as often as the Purchaser may reasonably request; provided, however, that the Corporation shall not be obligated to disclose any information to the Purchaser that it is not obligated to disclose to its other shareholders.

          8.3 Payment by Wire Transfer. Upon written request of the Purchaser, all amounts payable to Purchaser or one of its affiliates in respect of the Stock shall be paid by wire transfer in federal funds to such account at such address as Purchaser may from time to time designate in writing, each such payment to be accompanied by sufficient information to identify the source thereof.

          8.4 Maintenance of Office. The Corporation will maintain an office or agency in the United States at such address as may be designated in writing from time to time to the registered holders of the Stock, where notices, presentations and demands to or upon the Corporation in respect of the Stock may be given or made. Unless or until another office or agency is designated by the Corporation, such office shall be at:

                           ___________________________
                           ___________________________
                           ___________________________

          8.5 Maintenance and Compliance. The Corporation will and will cause its subsidiaries to (i) maintain its corporate existence, rights, powers and privileges in good standing, (ii) pay promptly when due all taxes, assessments and governmental charges properly imposed on it, except where the same are contested in good faith, (iii) maintain its properties in workable condition and repair, (iv) comply in all material respects with all laws and governmental regulations and restrictions applicable to its business or properties, (v) maintain with financially sound insurers such insurance coverage against liability, fire and other risks as is reasonably prudent and customary for companies similarly situated, (vi) keep records and books of account and maintain a system of internal accounting controls in accordance with generally accepted accounting principles and in compliance with Section 13(b)(2) of the Securities Exchange Act of 1934, (vii) retain independent public accountants of recognized national standing as auditors of the Corporation's annual financial statements, (viii) comply in all material respects with ERISA, and (ix) comply in all material respects with all applicable Environmental Regulations.

          8.6 Assignment of Rights. The rights of the Purchaser hereunder may be assigned by the Purchaser in connection with the transfer or assignment to a single transferee who is an accredited investor of not less than 20% of the Stock originally purchased by the Purchaser hereunder, and such rights may be further reassigned by such transferee to another such single transferee who is an accredited investor.


                                    SECTION 9

                                 Legend on Stock

          Each certificate representing the Stock shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under any applicable state securities laws):

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          Upon request of a holder of Stock the Corporation shall remove the foregoing legend or issue to such holder a new certificate therefor free of any such legend, if the Corporation shall have received either an opinion of counsel or a "no-action" letter of the S.E.C., in either case reasonably satisfactory in substance to the Corporation and its counsel, to the effect that such legend is no longer required.


                                   SECTION 10

                                  Miscellaneous

          10.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, insofar as it relates to the internal affairs of the Corporation, which is a New York corporation. In other respects this Agreement shall be governed by and construed in accordance with the laws of California. Any action or proceeding relating to this Agreement may be brought only in the courts of California sitting in Los Angeles County, or in the United States courts located in Los Angeles County, California, and each of the parties irrevocably consents to the jurisdiction of such courts in any such action or proceeding.

          10.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

          10.3 Entire Agreement; Amendment. This Agreement (including any Exhibits hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Purchaser.

          10.4 Notices, etc. All notices and other communications required or permitted hereunder shall be mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger, addressed (a) if to the Purchaser, as indicated below the Purchaser's signature, or at such other address as the Purchaser shall have furnished to the Corporation in writing, or (b) if to any other holder of any Stock, at the address of such holder as shown on the records of the Corporation, or (c) if to the Corporation, at its address set forth above or at such other address as the Corporation shall have furnished to the Purchaser and each such other holder in writing. All such notices or communications shall be deemed given when actually delivered by hand, messenger, facsimile or mailgram or, if mailed, three days after deposit in the U.S. mail.

          10.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement (including any holder of Stock), upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach of default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

          10.6 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          10.7 Titles and Subtitles. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          10.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                              Softnet Systems, Inc.


                              By:



                              U.S. 9-10 Small Company Portfolio


                              By: